UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

LIBERTY GOLD CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-16135	80-0372385
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2415 East Camelback Road – Suite 700 Phoenix, AZ	85016
(address of principal executive offices)	(zip code)

602-553-1190
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

History of auditor changes:

In July 2012 we dismissed our independent accountant Li and Company, PC (LI) and engaged Peter Messineo, CPA (PM).  In December 2012 PM merged into the firm known as DKM Certified Public Accountants (DKM). In April 2013 the agreement of DKM and PM was terminated and in June 2013, the Company dismissed the registered independent public accountant, DKM.  Our most recent independent auditor, Messineo & Co., CPAs, LLC (M&Co) named in (1a) is a continuation of the audit firm PM.

LI performed the audit for the period ending March 31, 2012.  PM performed the interim reviews of our financial information for the periods ending June and September 30, 2012.  DKM performed the interim review of our financial information for the period ending December 31, 2012 and the audit for the period ended March 31, 2013.  M&Co performed the interim review of our financial information for the period ending June 30, 2013.

(1) Previous Independent Auditors:

a.

On May 1, 2014, M&Co declined to stand for reappointment as our Company’s independent auditors.

b.

DKM’s report on the financial statements for the year ended March 31, 2013 and for the period April 5, 2011 (date of inception) through March 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended March 31, 2013 and through the current date, there have been no disagreements with DKM or M&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM or M&Co would have caused them to make reference thereto in their report on the financial statements.  Through the interim period, May 1, 2014 (the date M&Co declined to stand for reappointment), there have been no disagreements with DKM or M&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM or M&Co would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized DKM and M&Co to respond fully to the inquiries of the successor accountant.

e.

During the year ended March 31, 2013 and the interim period through May 1, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to M&Co prior to the date of the filing of this Report and requested that M&Co furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Auditor:

On May 1, 2014 the Company engaged RLB Certified Public Accountant PLLC (RLBCPA) of Gulfport, Florida, as its new registered independent public accountant. Our Board of Directors participated in and approved the decision to engage RLBCPA. During the year ended December 31, 2013 and prior to May 1, 2014 (the date of the new engagement), we did not consult with RLBCPA regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by RLBCPA, in either case where  written or oral advice provided by RLBCPA would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from Messineo and Co., CPAs LLC, dated May 1, 2014 regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GOLD CORP.

Dated: May 22, 2014	/s/ Lynn Harrison
Lynn Harrison
Chief Executive Officer

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